Asset Retirement Obligations (Tables)	12 Months Ended
Dec. 31, 2020
Asset Retirement Obligation Disclosure [Abstract]
Schedule of Changes in Asset Retirement Obligations

As at December 31	2020	2019
Balance, beginning of year	$362	$500
Obligations acquired (note 3)	13	—
New obligations	14	7
Obligations settled	(4)	(2)
Disposals	(1)	(6)
Revision in estimated cash flow	(10)	(129)
Accretion expense (a)	17	19
Foreign exchange translation	(6)	(21)
Total	$385	$368
Less: current portion (included in accounts payable and accrued liabilities)	(6)	(6)
Balance, end of year	$379	$362
(a) Certain amounts relating to Utility asset retirement obligations are recorded through regulatory assets or liabilities on the Consolidated Balance Sheets due to regulatory treatment. The remaining portion is recorded through the Consolidated Statements of Income.